UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒          Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Boston Omaha Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SATURDAY, MAY 30, 2020

The following Notice of Change of Format relates to the proxy statement (the “Proxy Statement”) of Boston Omaha Corporation (the “Company”), dated April 13, 2020 furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Saturday, May 30, 2020 at 9:00 a.m. Central Standard Time. This supplement is being filed with the Securities and Exchange Commission and is being made available to the stockholders of the Company on or about May 12, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF FORMAT

OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SATURDAY, MAY 30, 2020

To the Stockholders of Boston Omaha Corporation,

Due to the public health impact of the ongoing COVID-19 pandemic and to support the health and well-being of our stockholders and our management, the Annual Meeting of the Stockholders will be a virtual meeting format only. As previously announced, we will hold only the formal portion of our Annual Meeting on Saturday, May 30, 2020 at 9:00 a.m. Central Standard Time. This will be a telephonic call-in meeting, and there will be no in-person meeting for you to attend.

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 31, 2020, the record date. If you were a stockholder of record as of March 31, 2020, you will be contacted either by Mediant Communications or by your broker with instructions for registering and attending the Annual Meeting. During the 10 days prior to the Annual Meeting, we will make the list of registered stockholders as of the record date available for inspection at the company’s principal place of business.

To attend the Annual Meeting, you must register in advance at www.proxypush.com/BOMN prior to the registration deadline of Friday, May 29, 2020 at 5:00 p.m. Eastern Time. You will be asked to submit your control number located on your proxy card, voting instruction form or Notice of Electronic Availability that you previously received. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting, vote online during the meeting, and take such other actions in connection with the Annual Meeting as allowed by Delaware law. You will also be permitted to submit questions relating to the matters to be voted upon at the Annual Meeting both at the time of registration as well as during the Annual Meeting.

We are sorry that we have to postpone the informal part of the Annual Meeting at which we can meet with stockholders in person and answer questions about our business. We hope to schedule an in-person investor day, to take the place of our usual question-and-answer session, later this year in Omaha when public guidelines allow. Please stay tuned for more information on that informal session in the coming months. For this reason, we request that all questions submitted during the virtual Annual Meeting pertain only to the resolutions to be voted upon at the Annual Meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Central Standard Time. We encourage you to access the meeting prior to the start time. Online access will open approximately at 8:45 a.m. Central Standard Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive after completing your registration.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format. However, the proxy card you received may continue to be used to vote your shares in connection with the Annual Meeting. The Company’s Proxy Statement for the Annual Meeting and the Annual Report sent to Stockholders for the fiscal year ended December 31, 2019 are available at www.bostonomaha.com.

We thank you for your interest and wish you all safety and good health.

By Order of the Board of Directors,

/s/ Adam K. Peterson

Adam K. Peterson

Co-Chief Executive Officer, Boston Omaha Corporation

/s/ Alex B. Rozek

Alex B. Rozek

Co-Chief Executive Officer, Boston Omaha Corporation

BOSTON OMAHA CORPORATION ANNOUNCES

TELEPHONE CALL-IN FORMAT FOR

ANNUAL MEETING OF STOCKHOLDERS ON MAY 30, 2020

Omaha, Nebraska, May 12, 2020 – Boston Omaha Corporation (NASDAQ: BOMN) (“Boston Omaha” or the “Company”) today announced it will utilize a telephone call-in format for its 2020 Annual Meeting of Stockholders. As previously stated in the definitive proxy materials mailed to stockholders in April, an in-person annual meeting is not possible due to the public health impact of the ongoing COVID-19 pandemic and the need to support the health and well-being of our stockholders and management. The Annual Meeting will now be held in a virtual telephone call-in format  on Saturday, May 30, 2020 at 9:00 a.m. Central Standard Time.

As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in and vote at the Annual Meeting if they were a stockholder of the Company as of the close of business on March 31, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by their bank, broker, or other holder of record as of the record date.  Stockholders can attend the Annual Meeting by registering in advance at www.proxypush.com/BOMN prior to the registration deadline of Friday, May 29, 2020 at 5:00 p.m. Eastern Time.  To obtain access, stockholders must provide their control number and provide the other information requested.

All stockholders are encouraged to submit their vote by proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting, even if they plan to attend the virtual Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format, and may continue to be used to vote in connection with the Annual Meeting.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with three majority owned businesses engaged in outdoor advertising, surety insurance and broadband telecommunications services. The Company also maintains minority investments in a bank, a national residential homebuilder and commercial real estate services businesses.

Contacts:

Boston Omaha Corporation

Catherine Vaughan

617-875-8911

cathy@bostonomaha.com